                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Performance in Perspective.......................  4
Portfolio Management Review......................  5
Glossary of Terms................................  8
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 18
Statement of Operations.......................... 19
Statement of Changes in Net Assets............... 20
Financial Highlights............................. 21
Notes to Financial Statements.................... 24
Report of Independent Accountants................ 32

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

October 20, 1999

Dear Shareholder,

    With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.

    Although the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.

    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,

[SIG]
Richard F. Powers, III

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    Americans continued their spending spree, keeping the economy growing at a healthy pace. High levels of consumer confidence fueled this heavy retail purchasing activity, pushing the personal savings rate down to a record low as spending rates outpaced income growth. Although we experienced a slowdown during the second quarter of 1999, economic growth accelerated toward the end of the reporting period. The growth rate of the nation's gross domestic product (GDP) dipped to 1.6 percent for the second quarter of 1999, but climbed back up to 4.8 percent in the third quarter.

EMPLOYMENT SITUATION

    The strong job market helped to support the health of the economy. During the reporting period, the unemployment rate reached its lowest level in almost 30 years, and wages continued to climb. The wage pressures were balanced somewhat by productivity gains, but they ultimately pushed the cost of labor higher, as evidenced by the sharp jump in the Employment Cost Index in the second quarter of 1999.

INFLATION AND INTEREST RATES

    Inflation remained tame throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index (CPI) report. The Federal Reserve remained active in guarding against inflation and tempering the economy during this environment. The Fed reversed two of its interest rate cuts from the fall of 1998, raising rates in June and August 1999 to keep the economy from overheating.

                          INTEREST RATES AND INFLATION
                 September 30, 1997, through September 30, 1999

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 1997                                                                   5.5000                             2.2000
                                                                           6.2500                             2.2000
                                                                           5.7500                             2.1000
Dec 1997                                                                   5.6875                             1.8000
                                                                           6.5000                             1.7000
                                                                           5.5625                             1.6000
Mar 1998                                                                   5.6250                             1.4000
                                                                           6.1250                             1.4000
                                                                           5.6250                             1.4000
Jun 1998                                                                   5.6875                             1.7000
                                                                           6.0000                             1.7000
                                                                           5.5625                             1.7000
Sep 1998                                                                   5.9375                             1.6000
                                                                           5.7500                             1.5000
                                                                           5.2500                             1.5000
Dec 1998                                                                   4.8750                             1.5000
                                                                           4.0000                             1.6000
                                                                           4.8125                             1.7000
Mar 1999                                                                   4.8750                             1.6000
                                                                           5.1250                             1.7000
                                                                           4.9375                             2.3000
Jun 1999                                                                   4.5000                             2.1000
                                                                           4.0000                             2.0000
                                                                           4.7500                             2.1000
Sep 1999                                                                   5.4375                             2.3000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED SEPTEMBER 30, 1999

                  VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

                                              A SHARES   B SHARES   C SHARES
 TOTAL RETURNS
One-year total return based on NAV(1)....      (2.65%)    (3.37%)     (3.37%)
One-year total return(2).................      (7.28%)    (7.07%)     (4.29%)
Five-year average annual total
  return(2)..............................       4.78%      4.78%       5.01%
Ten-year average annual total
  return(2)..............................       6.49%        N/A         N/A
Life-of-Fund average annual total
  return(2)..............................       7.35%      4.26%       3.74%
Commencement date........................    05/01/87   05/01/93    08/13/93

 DISTRIBUTION RATES AND YIELD

Distribution rate(3).....................       5.26%      4.74%       4.74%
Taxable equivalent distribution
  rate(4)................................       8.46%      7.62%       7.62%
SEC Yield(5).............................       4.56%      4.04%       4.12%

N/A = Not Applicable

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3)Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)Taxable equivalent calculations reflect a combined federal and state income tax rate of 37.8%, which takes into consideration the deductibility of individual state taxes paid.

(5)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending September 30, 1999.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

See the Comparative Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

The types of securities the Fund invests in generally provide yields based upon a higher degree of credit and market risk. An investment in medium- and lower-rated securities involves the risk of potentially greater sensitivity to an economic downturn which would affect the issuer's ability to make timely payments of interest and principal.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges

    The following graph compares your Fund's performance to that of Lehman Brothers Municipal Bond Index over time.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Pennsylvania Tax Free Income Fund vs. the Lehman Brothers Municipal Bond Index (September 30, 1989 through September 30, 1999)
[INVESTMENT PERFORMANCE GRAPH]
------------------------------
Fund's Total Return
1 Year Total Annual    = -7.28%
5 Year Avg. Annual     =  4.78%
10 Year Avg. Annual    =  6.49%
------------------------------

                                                              VAN KAMPEN PENNSYLVANIA TAX FREE    LEHMAN BROTHERS MUNICIPAL BOND
                                                                        INCOME FUND                           INDEX
                                                              --------------------------------    ------------------------------
Sep 1989                                                                     9525                               10000
                                                                             9624                               10122
                                                                             9761                             10299.1
                                                                             9896                             10383.6
                                                                             9878                             10334.8
                                                                             9979                             10426.8
                                                                            10011                             10429.9
                                                                             9889                             10364.8
                                                                            10050                             10580.5
                                                                            10122                             10673.6
                                                                            10291                             10630.5
                                                                            10127                             10673.5
Sep 1990                                                                    10154                             10679.9
                                                                            10267                             10873.2
                                                                            10480                             11091.8
                                                                            10621                             11140.6
                                                                            10736                             11289.9
                                                                            10879                             11388.1
                                                                            10865                             11392.6
                                                                            10989                             11544.1
                                                                            11134                             11646.9
                                                                            11058                             11635.2
                                                                            11191                             11777.2
                                                                            11380                             11932.6
Sep 1991                                                                    11529                             12087.8
                                                                            11621                             12196.6
                                                                            11678                             12230.7
                                                                            11858                             12493.7
                                                                            11981                             12522.4
                                                                            12018                             12526.2
                                                                            12047                             12531.2
                                                                            12157                             12842.7
                                                                            12313                             12791.9
                                                                            12484                             13006.8
                                                                            12918                               13397
                                                                            12707                             13265.7
Sep 1992                                                                    12783                             13351.9
                                                                            12601                             13221.1
                                                                            12866                             13457.8
                                                                            13055                               13695
                                                                            13222                             13752.7
                                                                            13786                             14250.6
                                                                            13557                             14099.5
                                                                            13758                             14241.9
                                                                            13850                             14321.7
                                                                            14133                             14560.8
                                                                            14082                             14579.8
                                                                            14431                               14883
Sep 1993                                                                    14627                             15052.7
                                                                            14646                             15081.3
                                                                            14455                             14948.6
                                                                            14784                               15264
                                                                            14973                               15438
                                                                            14563                             15038.2
                                                                            13878                             14428.1
                                                                            13962                             14548.7
                                                                            14121                             14675.3
                                                                            14038                             14585.8
                                                                            14307                             14852.7
                                                                            14349                             14904.7
Sep 1994                                                                    14144                             14685.6
                                                                            13870                             14424.2
                                                                            13578                             14163.1
                                                                            13939                             14474.7
                                                                            14346                             14888.7
                                                                            14781                             15321.9
                                                                            14903                             15498.1
                                                                            14867                             15516.7
                                                                            15264                             16011.7
                                                                            15059                             15872.4
                                                                            15174                             16023.2
                                                                            15388                             16226.7
Sep 1995                                                                    15432                             16328.9
                                                                            15712                             16565.7
                                                                            16075                             16840.7
                                                                            16256                             17002.4
                                                                            16317                             17131.6
                                                                            16203                             17015.1
                                                                            15977                             16797.3
                                                                            15908                             16750.2
                                                                            15942                             16743.5
                                                                            16060                             16926.1
                                                                            16243                             17080.1
                                                                            16238                             17076.7
Sep 1996                                                                    16479                             17315.7
                                                                            16646                             17511.4
                                                                            16937                             17831.9
                                                                            16884                               17757
                                                                            16850                             17790.7
                                                                            16980                             17954.4
                                                                            16819                             17715.5
                                                                            16931                             17864.4
                                                                            17163                             18132.4
                                                                            17326                             18326.4
                                                                            17808                               18834
                                                                            17655                               18657
Sep 1997                                                                    17850                               18879
                                                                            17967                             18999.8
                                                                            18063                             19111.9
                                                                            18334                               19391
                                                                            18494                             19590.7
                                                                            18522                             19596.6
                                                                            18540                             19614.2
                                                                            18445                             19526.9
                                                                            18732                             19634.5
                                                                            18802                             19911.8
                                                                            18810                             19961.6
                                                                            19059                               20271
Sep 1998                                                                    19266                             20524.4
                                                                            19200                             20524.4
                                                                            19283                             20596.2
                                                                            19301                             20647.7
                                                                            19491                             20893.4
                                                                            19435                             20801.5
                                                                            19454                             20830.6
                                                                            19505                             20882.7
                                                                            19383                             20761.6
                                                                            19117                             20462.6
                                                                            19115                             20536.3
                                                                            18847                               20372
Sep 1999                                                                    18756                             20380.1

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW

                       PENNSYLVANIA TAX FREE INCOME FUND

We recently spoke with Dennis S. Pietrzak, portfolio manager of the Van Kampen Pennsylvania Tax Free Income Fund, about the key events and economic forces that shaped the markets during the past year. Mr. Pietrzak has managed the Fund since 1995 and worked in the investment industry since 1968. He is joined by Peter
W. Hegel, chief investment officer for fixed-income investments. The following comments reflect their views on the Fund's performance during the 12 months ended September 30, 1999.

 Q    WHAT HAPPENED IN THE MUNICIPAL MARKET DURING THE REPORTING PERIOD?

 A Bonds of all types suffered price declines over the past 12 months as interest rates rose, especially toward the end of the reporting period. In addition to the negative effects of the Federal Reserve's two interest rate increases during the summer, the bond market was hurt by the nation's strong economic growth because it continually sparked inflation fears, which caused concern about future rate hikes. Because of low demand for municipal bonds during the period, these conditions hurt municipals more than their taxable counterparts--corporate and Treasury bonds. The yields on newly issued 30-year AAA municipal bonds leaped almost a full percentage point during the 12-month period, so the prices of existing bonds dropped concurrently.
    The interest rate increases also served to suppress municipal bond supply. Many municipalities chose not to issue new bonds or refinance outstanding bonds because of the higher interest rates they would have to pay in the current marketplace. In fact, the supply of new bonds was down more than 20 percent during the first nine months of 1999 compared with the previous year. Supply was down in almost every sector, although electric utilities, environment-related, and health-care bonds saw the most significant drops. The lower supply helped support bond prices somewhat because that meant more competition for available bonds.
    The Pennsylvania municipal market remained active and strong, as greater-than-expected tax revenues continued to increase budget surpluses. The health-care industry remains the one trouble spot in the bright economic picture, with increasing numbers of Pennsylvania hospitals and health systems experiencing financial pressures.

 Q    DID MUNICIPAL BONDS BENEFIT FROM THE STRONG ECONOMY?

 A Yes. The effects of the healthy economy were reflected in the good credit conditions in the municipal market. With the exception of the health-care sector, overall credit quality remained high, and we witnessed a number of credit upgrades as tax revenues kept municipal finances strong. In addition, municipal bond yields remained very attractive compared with Treasury bonds, especially when considering the tax advantages of municipals. At the end of the reporting period, AAA-rated municipals were offering yields that were about 90 percent of comparable Treasury yields, making municipals very attractive for investors in higher income tax brackets.

    Another positive effect was that credit spreads--the difference in yields between higher- and lower-quality bonds--widened toward the end of the reporting period. We have considerable experience in researching and selecting those lower-quality bonds that we feel have been undervalued, so this gave us a much wider range from which to choose. While we are always looking for bonds in this area that might benefit the Fund, the widening of credit spreads meant that the Fund received better yields from these bonds than we had earlier in the reporting period.

 Q    WHAT TECHNIQUES DID YOU USE TO MANAGE THE FUND IN THESE CONDITIONS?

 A We increased the Fund's overall credit quality by purchasing a large proportion of AAA bonds, which comprised more than 50 percent of the portfolio at the end of September. Earlier in the reporting period, credit spreads remained tight, meaning that the difference in yields between high-quality and lower-quality bonds was minimal. As a result, we favored AAA bonds because they provided almost as much yield as lower-rated bonds, but have less credit risk. These securities temporarily hurt the Fund because they reacted more strongly to the recent interest-rate increases and therefore suffered greater price declines than lower-rated bonds did. However, the heavy AAA-bond allocation should benefit the Fund if interest rates decline in the future.
    Another major strategy for the Fund was to increase its duration, or sensitivity to interest-rate changes. We feel that this strategy will work well in a declining interest-rate environment because it should allow the Fund to participate more fully in a market rally. In the short term, however, the longer duration negatively affected the Fund's total return as interest rates climbed.

 Q    WHAT AREAS OF THE MUNICIPAL MARKET WERE MOST ATTRACTIVE TO YOU?

 A Some health-care issues remain attractive, although we significantly reduced our allocation of these bonds because of the challenges faced by many hospitals and health care organizations as a result of managed care and changing Medicare reimburse-ment policies. There are still a number of strong, financially healthy issuers in this sector, so we retained our high-quality holdings and sold many of our lower-rated health care securities as the sector weakened. Health care, at 14.5 percent of the portfolio, remained the Fund's largest sector at the end of the reporting period. Although we gave up some higher-yielding bonds, reducing the health care exposure ultimately benefited the Fund's net asset value because that sector continued to experience price volatility during the period.
    While we reduced our health-care exposure, we did find some very attractive issues that are being used to support continuing care retirement centers. These bonds have generally offered very attractive yields, and we believe that they have strong underlying credit quality. In addition, we were pleased with some public building bonds we purchased that will be used to finance state-leased office space near the capitol. For additional portfolio highlights, please refer to page 9.

 Q    HOW DID THE FUND PERFORM DURING THE PERIOD?

 A The Fund's total return performance was disappointing because of the overall downturn in bond prices and the Fund's longer duration. For the one-year period ended September 30, 1999, the Fund's Class A shares returned -2.65 percent(1) at net asset value. By comparison, the Lehman Brothers Municipal Bond Index produced a -0.70 percent total return for the same period. This index is an unmanaged, broad-based statistical composite of municipal bonds and does not reflect any commissions that would be paid by an investor purchasing the securities it represents.
    On the positive side, the Fund's dividend remained unchanged over the past 12 months even though many other municipal bond funds experienced dividend decreases. The Fund's monthly tax-exempt dividend of $0.0775 per Class A share translates to a distribution rate of 5.26 percent(3), which is equivalent to a yield of 8.46 percent(4) for an investor in the 37.8 percent combined federal and state income tax bracket. Please refer to the chart and footnotes on page 3 for additional performance results. Past performance does not guarantee future performance.

 Q    WHAT DO YOU SEE AHEAD FOR THE ECONOMY AND THE MUNICIPAL MARKET?

 A We will probably continue to see a slowing economy in the fourth quarter of 1999, which may be partly the result of year 2000 concerns. Wage increases will likely keep inflation concerns at the forefront, although increasing productivity should be able to offset higher wage costs for employers. With those factors in mind, we are positioning the Fund to perform well in a lower interest-rate environment by keeping its duration longer than its benchmark. This would make the Fund better able to participate in a market rally.
    Preparations for the turn of the millennium may also limit new issuance and general market activity as we near the end of the year. Many municipal issuers may postpone issuing bonds until they feel certain that any potential computer problems have been avoided, meaning that we will probably see very low levels of new issuance in November and December. In the meantime, we will continue to focus on finding attractive higher-yielding bonds and protecting the Fund from bond calls as much as possible. We will also use our research capabilities to monitor the health-care sector for attractive opportunities throughout the coming months.

[SIG.]
Dennis S. Pietrzak

Portfolio Manager

[SIG.]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                               GLOSSARY OF TERMS

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates (i.e. a 5-year duration means the bond will fall about 5 percent in value if interest rates rise by 1 percent). The longer a bond's duration, the greater the effect of interest rate movements on its price. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

ZERO COUPON BONDS: A corporate or municipal bond that is traded at a deep discount to face value and pays no interest. It may be redeemed at maturity for full face value.

                              PORTFOLIO HIGHLIGHTS

                  VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

 TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 1999*

Philadelphia, PA Authority Industrial Development
  Lease Revenue.....................................               4.1%
Saint Mary Hospital Authority Bucks PA Catholic
  Health Initiative.................................               2.8%
Berks County, PA....................................               2.6%
Pennsylvania State Higher Education Facility
  Authority Revenue Drexel University...............               2.1%
Pennsylvania State Higher Education Assistance
  Agency Student Loan Revenue.......................               2.1%


 CREDIT QUALITY*

AS OF SEPTEMBER 30, 1999
                                  [PIE CHART]

                                   AAA/AAA            AA/AA              A/A             BBB/BAA            BB/BA
                                   -------            -----              ---             -------            -----
As of September 30, 1999            50.2              12.2               9.6              10.2               1.4

                                  NON-RATED
                                  ---------
As of September 30, 1999            16.4


AS OF SEPTEMBER 30, 1998
                                  [PIE CHART]

                                   AAA/AAA            AA/AA              A/A             BBB/BAA            BB/BA
                                   -------            -----              ---             -------            -----
As of September 30, 1998            43.6               14               13.1              12.2               2.5

                                  NON-RATED
                                  ---------
As of September 30, 1998            14.6

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

 DIVIDEND HISTORY FOR THE PERIOD ENDED SEPTEMBER 30, 1999

                                  [BAR GRAPH]

                                                                               DIVIDEND
                                                                               --------
Oct 1998                                                                        0.0775
Nov 1998                                                                        0.0775
Dec 1998                                                                        0.0775
Jan 1999                                                                        0.0775
Feb 1999                                                                        0.0775
Mar 1999                                                                        0.0775
Apr 1999                                                                        0.0775
May 1999                                                                        0.0775
Jun 1999                                                                        0.0775
Jul 1999                                                                        0.0775
Aug 1999                                                                        0.0775
Sep 1999                                                                        0.0775

The dividend history represents past performance of the Fund's Class A shares and does not predict the Fund's future distributions.

 TOP FIVE PORTFOLIO INDUSTRIES*
                                  [BAR GRAPH]

                                                                     SEPTEMBER 30, 1999                 SEPTEMBER 30, 1998
                                                                     ------------------                 ------------------
Health Care                                                                 14.5                               24.2
Industrial Revenue                                                          12.1                               13.2
Other Care                                                                  11.9                                9.7
Public Building                                                             11.6                                9.3
Public Education                                                             9.5                                8.8

*As a Percentage of Long-Term Investments

                            PORTFOLIO OF INVESTMENTS

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          MUNICIPAL BONDS  101.6%
          PENNSYLVANIA  101.2%
$ 2,845   Allegheny Cnty, PA Ser C-49 (MBIA
          Insd) (a)............................   5.000%     04/01/07    $  2,830,860
  3,500   Allegheny Cnty, PA Arpt Rev Gtr
          Pittsburgh Intl Arpt Ser B (FSA
          Insd)................................   6.625      01/01/22       3,689,175
  1,625   Allegheny Cnty, PA C-34 Conv Cap
          Apprec...............................   8.625      02/15/04       1,880,905
  5,000   Allegheny Cnty, PA Ctfs Partn (AMBAC
          Insd)................................   5.000      12/01/24       4,369,050
  1,000   Allegheny Cnty, PA Higher Edl Bldg
          Auth Univ Rev Duquesne Univ Proj
          (AMBAC Insd).........................   6.500      03/01/11       1,114,950
  1,000   Allegheny Cnty, PA Hosp Dev Hlthcare
          Fac Villa St Joseph..................   5.875      08/15/18         913,270
  2,140   Allegheny Cnty, PA Hosp Dev Auth Rev
          Hlth Fac Allegheny Vly Sch...........   7.750      02/01/15       2,273,707
  1,000   Allegheny Cnty, PA Hosp Dev Auth Rev
          Hosp Saint Francis Med Cent Proj.....   5.500      05/15/06         987,990
  1,000   Allegheny Cnty, PA Hosp Dev Auth Rev
          Hosp Saint Francis Med Cent Proj.....   5.500      05/15/07         980,500
  1,000   Allegheny Cnty, PA Hosp Dev Auth Rev
          Hosp Saint Francis Med Cent Proj.....   5.600      05/15/08         979,870
  1,000   Allegheny Cnty, PA Hosp Dev Auth Rev
          Hosp Saint Francis Med Cent Proj.....   5.750      05/15/09         984,060
  1,000   Allegheny Cnty, PA Hosp Dev Auth Rev
          Hosp Saint Francis Med Cent Proj.....   5.750      05/15/10         975,510
    900   Allegheny Cnty, PA Indl Dev Auth Med
          Cent Rev Presbyterian Med Cent Rfdg
          (FHA Gtd)............................   6.750      02/01/26         955,539
  2,500   Allegheny Cnty, PA Indl Dev Auth Rev
          Environmental Impt Ser A Rfdg........   6.700      12/01/20       2,571,125
  1,000   Allegheny Cnty, PA Industrial Dev
          Auth Lease Rev.......................   6.625      09/01/24         986,730
  1,945   Allegheny Cnty, PA Res Mtg Comp Int
          Single Family Ser Z (GNMA
          Collateralized)......................   6.875      05/01/26       2,015,856
  6,000   Berks Cnty, PA (Inverse Fltg) (FGIC
          Insd)................................   8.630      11/10/20       6,885,000
  2,000   Berks Cnty, PA Muni Auth Rev Phoebe
          Devitt Homes Proj A1 Rfdg............   5.500      05/15/15       1,809,040
  2,000   Berks Cnty, PA Muni Auth Rev
          Highlands at Wyomissing Proj B.......   6.875      10/01/17       2,086,100

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 3,000   Berks Cnty, PA Muni Auth Rev Hlthcare
          Pooled Fin Proj......................   5.000%     03/01/28    $  2,583,930
    925   Berks Cnty, PA Muni Auth Rev Phoebe
          Berks Vlg Inc Proj Rfdg (Prerefunded
          @ 05/15/06)..........................   7.500      05/15/13       1,082,204
  1,000   Berks Cnty, PA Muni Auth Rev Phoebe
          Berks Vlg Inc Proj Rfdg (Prerefunded
          @ 05/15/06)..........................   7.700      05/15/22       1,181,690
  2,750   Bradford Cnty, PA Indl Dev Auth Solid
          Waste Disp Rev Intl Paper Co Proj
          A....................................   6.600      03/01/19       2,856,617
  1,100   Bucks Cnty, PA Indl Dev Auth Rev
          First Mtg Hlth Care Fac Chandler.....   6.100      05/01/14       1,037,817
  1,000   Cambria Cnty, PA Indl Dev Auth
          Pollutn Ctl Rev Bethlehem Steel Corp
          Proj Rfdg............................   7.500      09/01/15       1,049,840
  1,000   Chester Cnty, PA Hlth & Edl Fac Auth
          Hlth Sys Rev (AMBAC Insd)............   5.650      05/15/20         976,160
  1,880   Chester Cnty, PA Hlth & Edl The
          Chester Cnty Hosp (MBIA Insd)........   5.625      07/01/08       1,959,392
    760   Chichester Sch Dist PA Ser 1989 (MBIA
          Insd)................................  *           06/01/01         707,340
    860   Chichester Sch Dist PA Ser 1989 (MBIA
          Insd)................................  *           06/01/02         763,869
  1,130   Clearfield Cnty, PA Indl Dev Auth
          Coml Dev Rev First Mtg K Mart Corp
          Ser A Rfdg...........................   7.200      07/01/07       1,176,692
  1,250   Crawford Cnty, PA Hosp Auth Senior
          Living Fac Rev.......................   6.125      08/15/19       1,215,638
  2,000   Dauphin Cnty, PA Genl Auth Rev Hotel
          & Conf Cent Hyatt Regency............   6.200      01/01/29       1,867,360
  1,500   Dauphin Cnty, PA Genl Auth Rev Office
          & Pkg Riverfront Office..............   6.000      01/01/25       1,404,735
  1,240   Delaware Cnty, PA Auth College
          Cabrini College (a)..................   5.750      07/01/23       1,192,545
  1,500   Delaware Cnty, PA Auth Rev First Mtg
          Riddle Vlg Proj (Prerefunded @
          06/01/02)............................   9.250      06/01/22       1,704,225
    500   Delaware Cnty, PA Auth Rev First Mtg
          Riddle Vlg Proj Rfdg.................   6.200      06/01/05         509,845
  3,000   Delaware Cnty, PA Auth Rev First Mtg
          Riddle Vlg Proj Rfdg.................   7.000      06/01/26       3,025,770
  3,000   Delaware Cnty, PA Pollutn Ctl Peco
          Energy Co. Proj Ser A Rfdg...........   5.200      04/01/21       3,000,000

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 1,500   East Whiteland Twp, PA Ser A (FSA
          Insd)................................   5.250%     09/01/25    $  1,385,280
  2,000   Erie Cnty, PA Hosp Auth Rev Saint
          Vincent Hlth Cent Proj Ser A (MBIA
          Insd)................................   6.375      07/01/22       2,101,880
  4,780   Erie, PA Sch Dist Cap Apprec Rfdg
          (FSA Insd)...........................  *           09/01/24       1,093,712
    790   Grove City, PA Area Hosp Auth Hlth
          Fac Rev Grove Manor Proj.............   6.625      08/15/29         731,730
  1,000   Harrisburg, PA Auth Office & Pkg Rev
          Ser A................................   6.000      05/01/19         948,690
  3,000   Harrisburg, PA Auth Rev Pooled Univ
          Pgm Ser 11 (MBIA Insd)...............   5.625      09/15/17       2,979,810
    820   Hazleton, PA Hlth Svcs Auth Hosp
          Rev..................................   5.500      07/01/07         815,736
    650   Hazleton, PA Hlth Svcs Auth Saint
          Joseph Med Cent Rfdg.................   5.850      07/01/06         661,453
    560   Indiana Cnty, PA Indl Dev Auth Rev
          Cap Apprec Student Coop Assn B (AMBAC
          Insd)................................  *           11/01/19         173,146
  1,750   Indiana Cnty, PA Indl Dev Auth
          Pollutn Ctl Rev Metropolitan Edison
          Co Proj A (AMBAC Insd)...............   5.950      05/01/27       1,750,525
    570   Indiana Cnty, PA Indl Dev Auth Rev
          Cap Apprec Student Coop Assn B (AMBAC
          Insd)................................  *           11/01/14         243,071
    500   Indiana Cnty, PA Indl Dev Auth Rev
          Cap Apprec Student Coop Assn B (AMBAC
          Insd)................................  *           11/01/15         199,940
    490   Indiana Cnty, PA Indl Dev Auth Rev
          Cap Apprec Student Coop Assn B (AMBAC
          Insd)................................  *           11/01/16         183,559
    500   Indiana Cnty, PA Indl Dev Auth Rev
          Cap Apprec Student Coop Assn B (AMBAC
          Insd)................................  *           11/01/17         175,605
    500   Indiana Cnty, PA Indl Dev Auth Rev
          Cap Apprec Student Coop Assn B (AMBAC
          Insd)................................  *           11/01/18         164,510
  1,800   Kiski, PA Area Sch Dist (FGIC
          Insd)................................   5.300      03/01/17       1,719,702
  1,000   Lancaster Cnty, PA Hosp Auth Str
          Annes Home...........................   6.600      04/01/24         955,690
  2,000   Lehigh Cnty, PA Genl Purp Auth Cedar
          Crest College Rfdg...................   6.700      04/01/26       2,076,680
  1,000   Lehigh Cnty, PA Genl Purp Auth Rev
          First Mtg Bible Fellowship Proj A....   6.000      12/15/23         918,830
  1,760   Lehigh Cnty, PA Genl Purp Auth Rev
          Kidspeace Oblig Group................   6.000      11/01/23       1,635,568
  1,085   Lehigh Cnty, PA Indl Dev Auth Hlth
          Fac Rev Lifepath Inc Proj............   6.300      06/01/28         960,551

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 1,000   Lehigh Cnty, PA Indl Dev Auth Pollutn
          Ctl Rev PA Pwr & Lt Co Proj Ser A
          Rfdg (MBIA Insd).....................   6.400%     11/01/21    $  1,055,670
  2,000   Lycoming Cnty, PA Auth Hosp Lease Rev
          Divine Providence Sisters Ser A......   6.500      07/01/22       2,054,160
  2,000   McGuffey Sch Dist PA Ser B (AMBAC
          Insd)................................   4.750      08/01/28       1,666,120
  1,000   McKean Cnty, PA Hosp Auth Hosp Rev
          Bradford Hosp Proj (Crossover Rfdg @
          10/01/00)............................   8.875      10/01/20       1,065,690
  2,000   McKeesport, PA Area Sch Dist Cap
          Apprec...............................  *           10/01/15         803,560
  1,250   McKeesport, PA Area Sch Dist Cap
          Apprec Ser A.........................  *           10/01/13         572,900
    750   McKeesport, PA Indl Dev Auth Rev The
          Kroger Corp Allegheny Cnty Rfdg......   8.650      06/01/11         802,268
  1,000   Montgomery Cnty, PA Higher Edl & Hlth
          Auth Rev.............................   6.625      07/01/19         945,770
  2,000   Montgomery Cnty, PA Indl Dev Auth
          Retirement Cmnty Rev.................   6.300      01/01/13       1,920,880
  2,250   Montgomery Cnty, PA Indl Dev Auth
          Retirement Cmnty Rev Adult Cmntys
          Total Svcs Ser B.....................   5.625      11/15/12       2,192,850
  2,500   Montgomery Cnty, PA Indl Dev Auth Rev
          Pollutn Ctl Philadelphia Elec Co Ser
          A Rfdg...............................   7.600      04/01/21       2,640,525
  3,000   Montgomery Cnty, PA Indl Dev Auth Rev
          Res Recov (LOC -Banque Paribas)......   7.500      01/01/12       3,140,970
    990   Montgomery Cnty, PA Indl Dev Auth Rev
          Wordsworth Academy...................   7.750      09/01/24       1,047,826
  3,300   New Kensington Arnold, PA Sch Dist
          (FGIC Insd)..........................   5.500      05/15/26       3,168,462
    800   North Penn, PA Wtr Auth Rev (FGIC
          Insd)................................   6.200      11/01/22         837,824
  1,000   North Penn, PA Wtr Auth Rev
          (Prerefunded @ 11/01/04) (FGIC
          Insd)................................   6.875      11/01/19       1,114,730
    700   North Penn, PA Wtr Auth Rev
          (Prerefunded @ 11/01/02) (FGIC
          Insd)................................   6.200      11/01/22         744,541
  2,500   Northampton Cnty, PA Indl Dev Auth
          Rev Pollutn Ctl Bethlehem Steel
          Rfdg.................................   7.550      06/01/17       2,634,400
  1,000   Northeastern PA Hosp & Edl Auth
          College Rev Gtd Luzerne Cnty Cmnty
          College (Prerefunded @ 02/15/05)
          (AMBAC Insd).........................   6.625      08/15/15       1,091,670
  1,750   Northeastern PA Hosp & Edl Auth Sch
          Rev WY Seminary Proj (MBIA Insd).....   4.750      10/01/28       1,456,263

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 2,200   Oil City, PA Towne Tower Proj (FHA
          Gtd).................................   6.750%     05/01/20    $  2,286,221
  1,500   Penn Cambria Sch Dist PA Cap
          Apprec...............................  *           08/15/21         406,725
  1,500   Penn Cambria Sch Dist PA Cap
          Apprec...............................  *           08/15/22         382,320
  1,300   Penn Hills, PA (FGIC Insd)...........   5.850      12/01/14       1,329,250
    300   Penn Hills, PA (Prerefunded
          @12/01/07) (FGIC Insd)...............   5.850      12/01/14         321,375
     75   Penn Hills, PA (FGIC Insd)...........   5.900      12/01/17          76,125
  1,260   Penn Hills, PA (Prerefunded
          @12/01/07) (FGIC Insd)...............   5.900      12/01/17       1,354,500
    335   Penn Hills, PA (Prerefunded
          @12/01/07) (FGIC Insd)...............   5.800      12/01/13         357,978
  3,000   Pennsylvania Econ Dev Fin Auth Res
          Recovery Rev Colver Proj Ser D.......   7.050      12/01/10       3,232,800
  1,500   Pennsylvania Econ Dev Fin Auth Res
          Recovery Rev Colver Proj Ser D.......   7.125      12/01/15       1,614,375
  5,000   Pennsylvania Econ Dev Fin Auth Res
          Recovery Rev Northampton Generating
          Ser A................................   6.600      01/01/19       5,144,750
  4,000   Pennsylvania Hsg Fin Agy (Inverse
          Fltg)................................   9.761      10/03/23       4,350,000
  1,000   Pennsylvania Hsg Fin Agy Rental Hsg
          Rfdg (FNMA Collateralized)...........   6.500      07/01/23       1,048,360
  1,000   Pennsylvania Hsg Fin Agy Single
          Family Mtg Ser 40....................   6.900      04/01/25       1,047,870
  2,500   Pennsylvania Hsg Fin Agy Single
          Family Mtg Ser 42....................   6.850      04/01/25       2,620,050
    850   Pennsylvania Infrastructure Invt Auth
          Rev Pennvest Subser B (Prerefunded @
          09/01/02)............................   6.800      09/01/10         922,497
  2,500   Pennsylvania Intergvtl Coop Auth Spl
          Tax Rev (FGIC Insd)..................   4.750      06/15/19       2,155,650
  4,000   Pennsylvania St Ctfs Partn (FSA Insd)
          (b)..................................   6.250      05/01/16       4,176,400
  4,700   Pennsylvania St Higher Edl Assistance
          Agy Student Ln Rev Rfdg (Inverse
          Fltg) (AMBAC Insd)...................   9.267      09/01/26       5,469,625
  2,500   Pennsylvania St Higher Edl Assistance
          Agy Student Ln Rev Ser B (Inverse
          Fltg) (MBIA Insd)....................  10.808      03/01/20       2,959,375
  4,000   Pennsylvania St Higher Edl Assistance
          Agy Student Ln Rev Ser C (AMBAC
          Insd)................................   6.400      03/01/22       4,293,480

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 1,200   Pennsylvania St Higher Edl Fac Auth
          College & Univ Rev Bryn Mawr College
          (MBIA Insd)..........................   5.625%     12/01/27    $  1,168,488
  5,400   Pennsylvania St Higher Edl Fac Auth
          Rev Drexel Univ Rfdg.................   6.375      05/01/17       5,607,198
  5,075   Philadelphia, PA (FSA Insd)..........   5.000      03/15/28       4,445,548
  1,000   Philadelphia, PA Auth for Indl Dev
          Hlthcare Fac Rev.....................   5.750      05/15/18         900,650
    600   Philadelphia, PA Auth For Indl Dev
          Rev First Mtg Crime Prevention
          Assn.................................   6.125      04/01/19         571,512
  2,505   Philadelphia, PA Auth for Indl Dev
          Rev Coml Dev RMK Rfdg................   7.750      12/01/17       2,710,485
  3,000   Philadelphia, PA Auth for Indl Dev
          Rev Long-Term Care Maplewood.........   8.000      01/01/24       3,202,800
 11,565   Philadelphia, PA Auth Indl Dev Lease
          Rev Ser A (MBIA Insd) (b)............   5.375      02/15/27      10,751,980
  4,760   Philadelphia, PA Gas Wks Rev Second
          Ser (FSA Insd).......................   5.000      07/01/29       4,153,195
  3,000   Philadelphia, PA Gas Wks Rev Ser 14
          Rfdg (FSA Insd)......................   6.250      07/01/08       3,218,070
  2,800   Philadelphia, PA Hosp & Higher Edl
          Fac Auth Hosp Rev Chestnut Hill
          Hosp.................................   6.500      11/15/22       2,822,120
    760   Philadelphia, PA Hosps & Higher Edl
          Fac Auth Rev.........................   6.300      07/01/14         761,429
    985   Philadelphia, PA Hosps & Higher Edl
          Fac Auth Rev.........................   6.400      07/01/17         983,946
    450   Philadelphia, PA Hosps & Higher Edl
          Fac Auth Rev.........................   6.500      07/01/21         450,725
  1,500   Philadelphia, PA Muni Auth Rev Muni
          Svcs Bldg Lease Cap Apprec (FSA
          Insd)................................  *           03/15/08         973,260
  3,750   Philadelphia, PA Muni Auth Rev Muni
          Svcs Bldg Lease Cap Apprec (FSA
          Insd)................................  *           03/15/11       2,025,112
  3,775   Philadelphia, PA Muni Auth Rev Muni
          Svcs Bldg Lease Cap Apprec (FSA
          Insd)................................  *           03/15/12       1,908,640
  4,500   Philadelphia, PA Muni Auth Rev Muni
          Svcs Bldg Lease Cap Apprec (FSA
          Insd)................................  *           03/15/13       2,125,980
  2,000   Philadelphia, PA Parking Auth Rev
          Airport..............................   5.250      09/01/22       1,862,600

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 2,000   Philadelphia, PA Wtr & Wastewtr Rev
          Rfdg (MBIA Insd).....................   5.625%     06/15/08    $  2,086,500
  2,500   Pittsburgh & Allegheny Cnty, PA Pub
          Auditorium Auth Excise Tax Rev (AMBAC
          Insd)................................   5.000      02/01/24       2,215,500
  1,500   Pittsburgh & Allegheny Cnty, PA Pub
          Auditorium Auth Reg Asset Dist Sales
          Tax Rev (AMBAC Insd).................   5.250      02/01/31       1,351,515
  1,470   Pittsburgh, PA Urban Redev Auth Mtg
          Rev Ser C1...........................   6.800      10/01/25       1,516,114
  1,475   Pittsburgh, PA Urban Redev Auth Mtg
          Rev Ser D............................   6.250      10/01/17       1,509,131
  2,000   Pittsburgh, PA Urban Redev Mtg Amt
          Series C.............................   5.600      04/01/20       1,904,080
  2,825   Pittsburgh, PA Wtr & Swr Auth Wtr &
          Swr Sys Rev (FGIC Insd)..............  *           09/01/28         506,127
  4,500   Pottsville, PA Hosp Auth Rev
          Pottsville Hosp (ACA Insd)...........   5.500      07/01/18       4,231,440
  2,665   Radnor Twp, PA Sch Dist..............   5.750      03/15/19       2,660,283
  3,000   Radnor Twp, PA Sch Dist..............   5.750      03/15/26       2,989,800
  8,500   Saint Mary Hosp Auth Bucks PA
          Catholic Hlth Init A.................   5.000      12/01/28       7,340,430
  1,000   Scranton-Lackawanna, PA Hlth &
          Welfare Auth Rev Marian Cmnty Hosp
          Proj Rfdg............................   7.125      01/15/13       1,029,600
  2,000   Shaler, PA Area Sch Dist Cap Apprec
          Ser A (FGIC Insd)....................  *           11/15/22         510,960
  2,650   Sharon, PA Regl Hlth Sys Auth Hosp
          Rev Sharon Regl Hlth Sys Proj A Rfdg
          (Prerefunded @ 12/01/02).............   6.875      12/01/09       2,895,204
    355   Somerset Cnty, PA Indl Dev Auth Coml
          Dev Rev First Mtg K Mart Corp Ser A
          Rfdg.................................   7.200      04/01/07         369,044
  2,035   Southeast Delco Sch Dist PA Cap
          Apprec (MBIA Insd)...................  *           02/01/15         844,240
  2,055   Southeast Delco Sch Dist PA Cap
          Apprec (MBIA Insd)...................  *           02/01/16         798,635
  2,005   Southeast Delco Sch Dist PA Cap
          Apprec (MBIA Insd)...................  *           02/01/18         684,246
  1,305   Southeast Delco Sch Dist PA Cap
          Apprec (MBIA Insd)...................  *           02/01/24         305,892

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 1,000   Southeast Delco Sch Dist PA Cap
          Apprec (MBIA Insd)...................  *           02/01/25    $    220,290
  1,580   Spring Ford Area Sch Dist PA.........   4.750%     03/01/25       1,330,328
    650   Springfield Twp, PA Swr Auth Gtd.....   5.800      10/15/18         634,693
  1,000   Springfield Twp, PA Swr Auth Gtd.....   6.000      10/15/27         985,950
  1,210   State Pub Sch Bldg Auth PA College
          Rev Montgomery Cnty Cmnty College
          Rfdg.................................   5.500      05/01/13       1,231,405
  1,275   State Pub Sch Bldg Auth PA College
          Rev Montgomery Cnty Cmnty College
          Rfdg.................................   5.500      05/01/14       1,289,624
  2,180   State Pub Sch Bldg Auth PA Sch Rev
          Burgettstown Sch Dist Ser D
          (Prerefunded @ 02/01/05) (MBIA
          Insd)................................   6.500      02/01/14       2,371,164
  1,750   West Mifflin, PA San Sewer Muni Auth
          Sewer Rev (MBIA Insd)................   5.000      08/01/28       1,531,740
  3,000   Westmoreland Cnty, PA Muni Auth Svc
          Rev Ser A (MBIA Insd)................  *           08/15/23         723,630
                                                                         ------------
                                                                          263,678,682
                                                                         ------------
          GUAM  0.4%
  1,000   Guam Arpt Auth Rev Ser B.............   6.700      10/01/23       1,067,060
                                                                         ------------
TOTAL INVESTMENTS  101.6%
  (Cost $258,798,839)................................................     264,745,742
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.6%)........................      (4,051,603)
                                                                         ------------
NET ASSETS  100.0%...................................................    $260,694,139
                                                                         ============

 * Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.
ACA--American Capital Access
AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Administration
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               September 30, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $258,798,839).......................  $264,745,742
Cash........................................................       445,821
Receivables:
  Interest..................................................     3,900,775
  Investments Sold..........................................     2,947,156
  Fund Shares Sold..........................................       115,908
Other.......................................................        29,336
                                                              ------------
      Total Assets..........................................   272,184,738
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................    10,169,742
  Income Distributions......................................       501,613
  Fund Shares Repurchased...................................       240,040
  Distributor and Affiliates................................       196,053
  Investment Advisory Fee...................................       129,370
Trustees' Deferred Compensation and Retirement Plans........       175,477
Accrued Expenses............................................        78,304
                                                              ------------
      Total Liabilities.....................................    11,490,599
                                                              ------------
NET ASSETS..................................................  $260,694,139
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $256,224,121
Net Unrealized Appreciation.................................     5,946,903
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (209,849)
Accumulated Net Realized Loss...............................    (1,267,036)
                                                              ------------
NET ASSETS..................................................  $260,694,139
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $205,472,450 and 12,186,805 shares of
    beneficial interest issued and outstanding).............  $      16.86
    Maximum sales charge (4.75%* of offering price).........           .84
                                                              ------------
    Maximum offering price to public........................  $      17.70
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $50,940,397 and 3,023,719 shares of
    beneficial interest issued and outstanding).............  $      16.85
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $4,281,292 and 254,121 shares of
    beneficial interest issued and outstanding).............  $      16.85
                                                              ============

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                     For the Year Ended September 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest.................................................... $ 16,489,086
Other.......................................................       37,500
                                                             ------------
    Total Income............................................   16,526,586
                                                             ------------
EXPENSES:
Investment Advisory Fee.....................................    1,634,814
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $533,531, 537,168 and 40,096,
  respectively).............................................    1,110,795
Shareholder Services........................................      230,307
Trustees' Fees and Related Expenses.........................       39,428
Legal.......................................................       30,504
Custody.....................................................       19,435
Other.......................................................      204,317
                                                             ------------
  Total Expenses............................................    3,269,600
  Less Credits Earned on Cash Balances......................       16,681
                                                             ------------
  Net Expenses..............................................    3,252,919
                                                             ------------
NET INVESTMENT INCOME....................................... $ 13,273,667
                                                             ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments............................................... $    126,055
  Futures...................................................     (667,161)
                                                             ------------
Net Realized Loss...........................................     (541,106)
                                                             ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   26,056,723
  End of the Period:
    Investments.............................................    5,946,903
                                                             ------------
Net Unrealized Depreciation During the Period...............  (20,109,820)
                                                             ------------
NET REALIZED AND UNREALIZED LOSS............................ $(20,650,926)
                                                             ============
NET DECREASE IN NET ASSETS FROM OPERATIONS.................. $ (7,377,259)
                                                             ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

For the Year Ended September 30, 1999, the Nine Months Ended September 30, 1998
                      and the Year Ended December 31, 1997
--------------------------------------------------------------------------------

                                     Year Ended       Nine Months Ended       Year Ended
                                 September 30, 1999   September 30, 1998   December 31, 1997
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...........    $13,273,667          $10,088,914          $14,063,081
Net Realized Gain/Loss..........       (541,106)           2,263,231            1,048,949
Net Unrealized
  Appreciation/Depreciation.....    (20,109,820)             999,468            7,094,335
                                    -----------          -----------          -----------
Change in Net Assets from
  Operations....................     (7,377,259)          13,351,613           22,206,365
                                    -----------          -----------          -----------
Distributions from Net
  Investment Income.............    (13,631,681)         (10,332,838)         (13,779,037)
Distribution in Excess of Net
  Investment Income.............       (209,849)                 -0-                  -0-
                                    -----------          -----------          -----------
Distributions from and in Excess
  of Net Investment Income*.....    (13,841,530)         (10,332,838)         (13,779,037)
                                    -----------          -----------          -----------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES.........    (21,218,789)           3,018,775            8,427,328
                                    -----------          -----------          -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.......     28,127,546           14,901,436           20,080,197
Net Asset Value of Shares Issued
  Through Dividend
  Reinvestment..................      8,024,149            5,939,810            7,972,553
Cost of Shares Repurchased......    (30,301,078)         (26,619,385)         (36,874,447)
                                    -----------          -----------          -----------
CHANGE IN NET ASSETS FROM
  CAPITAL TRANSACTIONS..........      5,850,617           (5,778,139)          (8,821,697)
                                    -----------          -----------          -----------
TOTAL DECREASE IN NET ASSETS....    (15,368,172)          (2,759,364)            (394,369)
NET ASSETS:
Beginning of the Period.........    276,062,311          278,821,675          279,216,044
                                    -----------          -----------          -----------
End of the Period (including
  accumulated undistributed net
  investment income of
  $(209,849), $358,014 and
  $601,938, respectively).......   $260,694,139         $276,062,311         $278,821,675
                                    ===========          ===========          ===========
*Distributions by Class:
Distributions from and in Excess
  of Net Investment Income:
  Class A Shares................   $(11,244,939)        $ (8,483,120)        $(11,483,502)
  Class B Shares................     (2,416,231)          (1,740,891)          (2,162,615)
  Class C Shares................       (180,360)            (108,827)            (132,920)
                                    -----------          -----------          -----------
                                   $(13,841,530)        $(10,332,838)        $(13,779,037)
                                    ===========          ===========          ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                           Year Ended                                 Year Ended December 31
                          September 30,   Nine Months Ended    -------------------------------------
     Class A Shares           1999        September 30, 1998    1997      1996      1995      1994
----------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the
Period..................     $18.240           $18.038         $17.490   $17.737   $16.081   $18.062
                             -------           -------         -------   -------   -------   -------
Net Investment Income...        .894              .684            .928      .919      .946      .965
Net Realized and
  Unrealized
  Gain/Loss.............      (1.343)             .216            .528     (.263)    1.660    (1.985)
                             -------           -------         -------   -------   -------   -------
Total from Investment
  Operations............       (.449)             .900           1.456      .656     2.606    (1.020)
Less Distributions from
  and in Excess of Net
  Investment Income.....        .930              .698            .908      .903      .950      .961
                             -------           -------         -------   -------   -------   -------
Net Asset Value, End of
  the Period............     $16.861           $18.240         $18.038   $17.490   $17.737   $16.081
                             =======           =======         =======   =======   =======   =======
Total Return* (a).......      (2.65%)            5.08%**         8.59%     3.86%    16.62%    (5.72%)
Net Assets at End of the
  Period (In
  millions).............     $ 205.4           $ 219.3         $ 223.9   $ 227.4   $ 226.7   $ 203.2
Ratio of Expenses to
  Average Net Assets*
  (b)...................       1.04%             1.03%           1.04%     1.09%     1.00%      .90%
Ratio of Net Investment
  Income to Average Net
  Assets*...............       5.03%             5.06%           5.27%     5.32%     5.57%     5.73%
Portfolio Turnover......         53%               29%**           46%       57%       28%        8%

*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to
  Average Net Assets....         N/A               N/A             N/A     1.09%     1.14%     1.17%
Ratio of Net Investment
  Income to Average Net
  Assets................         N/A               N/A             N/A     5.31%     5.42%     5.46%

**  Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the period ended September 30, 1999.

N/A = Not applicable

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                               Nine Months
                               Year Ended         Ended              Year Ended December 31
                              September 30,   September 30,   -------------------------------------
       Class B Shares             1999            1998         1997      1996      1995      1994
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
of the Period...............     $18.228         $18.031      $17.484   $17.731   $16.080   $18.055
                                 -------         -------      -------   -------   -------   -------
Net Investment Income.......        .758            .579         .791      .788      .819      .841
Net Realized and Unrealized
  Gain/Loss.................      (1.341)           .217         .531     (.264)    1.659    (1.985)
                                 -------         -------      -------   -------   -------   -------
Total from Investment
  Operations................       (.583)           .796        1.322      .524     2.478    (1.144)
Less Distributions from and
  in Excess of Net
  Investment Income.........        .798            .599         .775      .771      .827      .831
                                 -------         -------      -------   -------   -------   -------
Net Asset Value, End of the
  Period....................     $16.847         $18.228      $18.031   $17.484   $17.731   $16.080
                                 =======         =======      =======   =======   =======   =======
Total Return* (a)...........      (3.37%)          4.51%**      7.78%     3.07%    15.72%    (6.39%)
Net Assets at End of the
  Period (In millions)......     $  50.9         $  53.5      $  51.9   $  48.4   $  46.8   $  37.6
Ratio of Expenses to Average
  Net Assets* (b)...........       1.80%           1.79%        1.79%     1.85%     1.75%     1.64%
Ratio of Net Investment
  Income to Average Net
  Assets*...................       4.28%           4.28%        4.51%     4.56%     4.81%     4.98%
Portfolio Turnover..........         53%             29%**        46%       57%       28%        8%

* If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
  Net Assets................         N/A             N/A          N/A     1.85%     1.89%     1.90%
Ratio of Net Investment
  Income to Average Net
  Assets....................         N/A             N/A          N/A     4.55%     4.66%     4.71%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the period ended September 30, 1999.

N/A = Not Applicable

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                               Nine Months
                               Year Ended         Ended              Year Ended December 31
                              September 30,   September 30,   -------------------------------------
       Class C Shares             1999            1998         1997      1996      1995      1994
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
of the Period...............     $18.229         $18.031      $17.482   $17.729   $16.079   $18.045
                                 -------         -------      -------   -------   -------   -------
Net Investment Income.......        .759            .576         .795      .788      .812      .850
Net Realized and Unrealized
  Gain/Loss.................      (1.342)           .221         .529     (.264)    1.665    (1.985)
                                 -------         -------      -------   -------   -------   -------
Total from Investment
  Operations................       (.583)           .797        1.324      .524     2.477    (1.135)
Less Distributions from and
  in Excess of Net
  Investment Income.........        .798            .599         .775      .771      .827      .831
                                 -------         -------      -------   -------   -------   -------
Net Asset Value, End of the
  Period....................     $16.848         $18.229      $18.031   $17.482   $17.729   $16.079
                                 =======         =======      =======   =======   =======   =======
Total Return* (a)...........      (3.37%)          4.51%**      7.78%     3.08%    15.72%    (6.34%)
Net Assets at End of the
  Period (In millions)......     $   4.3         $   3.3      $   3.0   $   3.4   $   3.4   $   2.2
Ratio of Expenses to Average
  Net Assets* (b)...........       1.79%           1.79%        1.79%     1.85%     1.75%     1.63%
Ratio of Net Investment
  Income to Average Net
  Assets*...................       4.27%           4.29%        4.52%     4.56%     4.76%     4.97%
Portfolio Turnover..........         53%             29%**        46%       57%       28%        8%

*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
  Net Assets................         N/A             N/A          N/A     1.85%     1.90%     1.90%
Ratio of Net Investment
  Income to Average Net
  Assets....................         N/A             N/A          N/A     4.55%     4.61%     4.70%

** Non-Annualized

(a) Total Return is based upon the net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would not decrease for the period ended September 30, 1999.

N/A = Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               September 30, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Pennsylvania Tax Free Income Fund (the "Fund") is organized as a Pennsylvania trust and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide Pennsylvania investors a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment primarily in a varied portfolio of medium and lower grade municipal securities. The Fund commenced investment operations on May 1, 1987. The distribution of the Fund's Class B and Class C shares commenced on May 1, 1993, and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each

                               September 30, 1999
--------------------------------------------------------------------------------

applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At September 30, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of 964,149 which will expire between September 30, 2003 and September 30, 2007. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October losses which may not be recognized for tax purposes until the first day of the following fiscal year.

    At September 30, 1999, for federal income tax purposes, the cost of long-term investments is $258,798,839; the aggregate gross unrealized appreciation is $10,844,465 and the aggregate gross unrealized depreciation is $4,897,562, resulting in net unrealized appreciation on long-term investments of $5,946,903.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    Due to inherent differences in the recognition of expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

F. EXPENSE REDUCTIONS--During the year ended September 30, 1999, the Fund's custody fee was reduced by $16,681 as a result of credits earned on overnight cash balances.

                               September 30, 1999
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                        % PER ANNUM
---------------------------------------------------------------------
First $500 million....................................     .600 of 1%
Over $500 million.....................................     .500 of 1%

    For the year ended September 30, 1999, the Fund recognized expenses of approximately $16,600 representing legal services provided by Skadden, Arps, Slate, Meagher, & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended September 30, 1999, the Fund recognized expenses of approximately $112,300 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 1999, the Fund recognized expenses of approximately $158,100. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                               September 30, 1999
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

    At September 30, 1999, capital aggregated $198,456,799, $53,226,486 and
$4,540,836 for Classes A, B and C, respectively. For the year ended September 30, 1999, transactions were as follows:

                                                         SHARES         VALUE
---------------------------------------------------------------------------------
Sales:
  Class A..........................................      1,013,797   $ 17,885,630
  Class B..........................................        442,312      7,880,964
  Class C..........................................        132,516      2,360,952
                                                       -----------   ------------
Total Sales........................................      1,588,625   $ 28,127,546
                                                       ===========   ============
Dividend Reinvestment:
  Class A..........................................        366,668   $  6,492,879
  Class B..........................................         80,232      1,419,058
  Class C..........................................          6,374        112,212
                                                       -----------   ------------
Total Dividend Reinvestment........................        453,274   $  8,024,149
                                                       ===========   ============
Repurchases:
  Class A..........................................     (1,215,422)  $(21,535,502)
  Class B..........................................       (433,752)    (7,630,639)
  Class C..........................................        (64,827)    (1,134,937)
                                                       -----------   ------------
Total Repurchases..................................     (1,714,001)  $ 30,301,078
                                                       ===========   ============

                               September 30, 1999
--------------------------------------------------------------------------------

    At September 30, 1998, capital aggregated $195,613,792, $51,557,103 and
$3,202,609 for Classes A, B and C, respectively. For the nine months ended September 30, 1998, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................       520,818   $  9,392,200
  Class B..........................................       265,723      4,794,537
  Class C..........................................        39,580        714,699
                                                       ----------   ------------
Total Sales........................................       826,121   $ 14,901,436
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       268,259   $  4,841,424
  Class B..........................................        56,752      1,023,605
  Class C..........................................         4,146         74,781
                                                       ----------   ------------
Total Dividend Reinvestment........................       329,157   $  5,939,810
                                                       ==========   ============
Repurchases:
  Class A..........................................    (1,181,685)  $(21,304,126)
  Class B..........................................      (266,552)    (4,793,744)
  Class C..........................................       (28,889)      (521,515)
                                                       ----------   ------------
Total Repurchases..................................    (1,477,126)  $(26,619,385)
                                                       ==========   ============

                               September 30, 1999
--------------------------------------------------------------------------------

    At December 31, 1997, capital aggregated $202,684,294, $50,532,705 and
$2,934,644 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................       692,357   $ 12,191,057
  Class B..........................................       417,052      7,341,964
  Class C..........................................        31,224        547,176
                                                       ----------   ------------
Total Sales........................................     1,140,633   $ 20,080,197
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       377,505   $  6,642,967
  Class B..........................................        70,331      1,237,722
  Class C..........................................         5,226         91,864
                                                       ----------   ------------
Total Dividend Reinvestment........................       453,062   $  7,972,553
                                                       ==========   ============
Repurchases:
  Class A..........................................    (1,659,697)  $(29,155,783)
  Class B..........................................      (377,046)    (6,611,488)
  Class C..........................................       (63,577)    (1,107,176)
                                                       ----------   ------------
Total Repurchases..................................    (2,100,320)  $(36,874,447)
                                                       ==========   ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996 will automatically convert to Class A shares after the eighth year following purchase. Class B shares purchased before June 1, 1996 automatically convert to Class A shares after the seventh year following purchase. For the year ended September 30, 1999, 12,450 Class B shares automatically converted to Class A shares. The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                               September 30, 1999
--------------------------------------------------------------------------------

                                                         CONTINGENT DEFERRED
                                                            SALES CHARGE
YEAR OF REDEMPTION                                     CLASS B      CLASS C
------------------------------------------------------------------------------
First..............................................       4.00%          1.00%
Second.............................................       3.75%           None
Third..............................................       3.50%           None
Fourth.............................................       2.50%           None
Fifth..............................................       1.50%           None
Sixth..............................................       1.00%           None
Seventh and Thereafter.............................        None           None

    For the year ended September 30, 1999, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $38,400 and CDSC on redeemed shares of approximately $85,600. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $157,697,539 and $144,618,217, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments that may be used by the Fund.

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally

                               September 30, 1999
--------------------------------------------------------------------------------

invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the year ended September 30, 1999, were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at September 30, 1998.........................         0
Futures Opened............................................       120
Futures Closed............................................      (120)
                                                                ----
Outstanding at September 30, 1997.........................         0
                                                                ====

B. INVERSE FLOATING SECURITY--These instruments, which are identified in the portfolio of investments, have a coupon which is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended September 30, 1999, are payments retained by Van Kampen of approximately $438,400.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen Pennsylvania Tax Free Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Pennsylvania Tax Free Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended, for the nine-month period ended September 30, 1998, and for the year ended December 31, 1997, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Pennsylvania Tax Free Income Fund as of September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the nine-month period ended September 30, 1998, and for the year ended December 31, 1997, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                         KPMG LLP SIG
Chicago, Illinois
November 11, 1999

                                VAN KAMPEN FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Pace
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income
   Global Franchise
   Global Government Securities
   Global Managed Assets
   International Magnum
   Latin American
   Short-Term Global Income*
   Strategic Income
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these
funds, ask your financial advisor for
a prospectus, which contains more
complete information, including sales
charges, risks, and ongoing expenses.
Please read it carefully before you
invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional
fund information, choose from one of
the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

* Closed to new investors

                  VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY, PH.D.
PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
  President

DENNIS J. MCDONNELL*
  Executive Vice President and
  Chief Investment Officer

A. THOMAS SMITH III*
  Vice President and Secretary

JOHN L. SULLIVAN*
  Vice President, Treasurer and Chief
  Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

TANYA M. LODEN*
  Controller

STEPHEN L. BOYD*
PETER W. HEGEL*
MICHAEL H. SANTO*
EDWARD C. WOOD, III*
  Vice Presidents
INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 PARKVIEW PLAZA
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

For the year ended September 30, 1999, 100% of the income distributions made by the Fund were exempt from federal income taxes. In January 2000, the Fund will provide tax information to shareholders for the 1999 calendar year.

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After February 29, 2000, the report, if used with prospective investors, must be accompanied by a monthly performance update.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

YOUR NOTES:

                                       36